United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 25, 2003

(Date of earliest event reported)

PHOENIX GOLD INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-25866	93-1066325
(State or other jurisdiction of incorporation)	(Commission file Number)	(I.R.S. Employer Identification Number)

9300 NORTH DECATUR STREET, PORTLAND, OREGON		9 7203
(Address of principal executive offices)		(Zip code)

(503) 286-9300
(Registrant’s telephone number, including area code)

PHOENIX GOLD INTERNATIONAL, INC.

Form 8-K

February 25, 2003

INDEX

Item 5.	Other Events and Regulation FD Disclosure

Item 7.	Financial Statements and Exhibits

SIGNATURES

INDEX TO EXHIBITS

Item 5.   Other Events and Regulation FD Disclosure.

On February 25, 2003, Phoenix Gold International, Inc. publicly disclosed a reorganization of its workforce in a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.   Financial Statements and Exhibits.

(c)               Exhibits.

The following exhibit is being filed herewith:

99.1 Press Release, dated February 25, 2003, of Phoenix Gold International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX GOLD INTERNATIONAL, INC.

/s/ Joseph K. O’Brien
Joseph K. O’Brien
Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

Dated: February 28, 2003

INDEX TO EXHIBITS

Exhibit

99.1	Press Release dated February 25, 2003 of Phoenix Gold International, Inc.